                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Report of Independent Accountants................ 17
Dividend Reinvestment Plan....................... 18

VNM ANR 10/97

                             LETTER TO SHAREHOLDERS
September 26, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., paving the way for the
development of a prominent global
financial services company. More
recently, Morgan Stanley Group Inc. and                 [PHOTO]
Dean Witter, Discover & Co. agreed to
merge. The merger was completed on May
31, creating the combined company of
Morgan Stanley, Dean Witter, Discover &
Co. This preeminent global financial      DENNIS J. MCDONNELL AND DON G. POWELL
services firm boasts a market
capitalization of approximately $34
billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW

    Stability and growth continued to characterize the U.S. economic environment during the past 12 months. In the first quarter of 1997, the economy accelerated at its fastest pace since 1987. Consumer confidence remained high, and unemployment fell to 4.9 percent at the end of August, one of the lowest levels since 1973.
    Despite this vigorous pace of economic growth, there were few signs of inflation. Wholesale prices fell during each of the first seven months of 1997, while at the consumer level, prices rose by a mere 2.2 percent during the 12 months through August. The strength of the U.S. dollar also helped curb inflation by making imported goods less costly.
    Meanwhile, on the state level, New York continued to enjoy a modest economic revival, reporting steady though limited employment growth, strong personal income growth and declining unemployment levels. The state's improved economic picture is largely tied to the continued bull market. On the fiscal side, the current legislature and governor have successfully limited expenditure growth with an increase of only 1.4 percent in 1997.

MARKET REVIEW

    The bond market responded positively during most of the reporting period. The rally that began in May of 1996 continued through year end. This situation, however, reversed in early 1997. With the economy picking up speed and cautionary remarks by Federal Reserve Chairman Alan Greenspan about tighter monetary policy, inflationary fears were ignited and interest rates began to rise. When the Fed raised short-term interest rates by a modest 0.25 percent in March, interest rates peaked and then began to decline in April as inflationary fears abated.

                                                           Continued on page two

    During the reporting period, tax-exempt interest rates declined overall. On August 31, 1997, 30-year AAA-rated municipal securities offered a tax-exempt yield of 5.30 percent, compared to 5.71 percent one year ago. In comparison, the 30-year Treasury bond yielded 6.61 percent as of August 31, 1997 versus 7.11 percent as of August 31, 1996. The ratio of municipal yields to Treasury yields remained at an attractive level during the period despite a slight drop from
80.3 percent on August 31, 1996 to 80.2 percent on August 31, 1997.
    The most significant trend in the municipal market has been the increasing number of insured AAA-rated bonds that are coming to market. Credit spreads have narrowed dramatically due to an 18.1 percent increase in new insured bond issuance during the first eight months of 1997. Year to date, New York issuance totaled $15.5 billion, an increase of 23.7 percent from the same period last year.

TRUST STRATEGY

We employed the following strategies to manage the portfolio during the 12-month period:
- We used a "barbell" approach to the credit quality of the portfolio with concentrations in AAA-rated and lower-rated holdings. At the end of the reporting period, 46.8 percent of the Trust's long-term investments were rated AAA, and 40.4 percent of long-term investments were BBB-rated or non-rated (with an internal investment grade rating, as rated by our analysts, at the time of purchase). We believe this strategy will help to minimize the volatility associated with interest rate movements. Securities rated AAA provide safety of principal and total return opportunities, while lower-rated securities provide the potential for a higher degree of income and generally exhibit less price movement when interest rates change.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of August 31, 1997*

AAA.................    46.8%
AA..................     7.3%
A...................     5.5%
BBB.................    34.0%
Non-Rated...........     6.4%

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

- We adjusted the portfolio's duration to 5.95 years on August 31, 1997, based on our interest rate outlook. Duration, expressed in years, is a measurement of the Trust's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates rise, while funds with longer durations have tended to outperform when interest rates decline. In anticipation that the Fed would raise rates in March, we shortened the duration. When rates declined after the March

                                                         Continued on page three
    up-tick, we lengthened the duration. Our interest rate outlook at the end of the reporting period moved to a more neutral stance.

- We actively managed our exposure to New York City issued bonds, which currently represents 21 percent of the Trust's assets. New York City obligations have historically provided above average yields, enhancing our dividend-paying ability. In addition, the city is in a refunding mode, further making this an attractive holding as prices increase significantly when a bond is pre-refunded.

- We also have increased our exposure to state-appropriated issuers such as New York State Dormitory Authority, New York State Local Government Assistance Corporation, and New York State Urban Development Corporation. The credit spreads between these issuers, typically rated Baa1/BBB, and non-rated paper have narrowed, which allowed us to acquire these names at yields which are attractive when compared to non-rated paper.

    We focused on extending the call protection of the portfolio. By purchasing securities with longer calls and selling existing positions with shorter call features, we continued to minimize reinvestment risk. Given the current embedded gains in many existing positions and the relatively low yields available in the current market, this will be an ongoing process as we try to avoid capital gains and protect the Trust's dividend-paying ability.


Twelve-month Dividend History
For the Period Ended August 31, 1997

Distribution per Common Share

                   Sep      Oct       Nov       Dec       Jan       Feb       Mar       Apr       May       Jun       Jul      Aug
                  1996     1996      1996      1996      1997      1997      1997      1997      1997      1997      1997     1997
Dividends        $.0875   $.0875    $.0875    $.0825    $.0825    $.0825    $.0825    $.0825    $.0825    $.0775    $.0775   $.0775

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    The Van Kampen American Capital New York Quality Municipal Trust continued its positive performance during the fiscal year. For the year ended August 31, 1997, the Trust generated a total return at market price of 3.94 percent(1), including reinvestment of income dividends totaling $0.99 per common share. The Trust offered a tax-exempt distribution rate of 5.77 percent(3), based on the closing common stock price of $16.125 per share on August 31, 1997. Because income from the Trust is exempt from federal income tax, this

                                                          Continued on page four
distribution rate represents a yield equivalent to a tax investment earning 9.71 percent(4) (for investors in the 40.6 percent combined federal and New York state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 4.19 percent discount to its net asset value of $16.83.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                             AS OF
                                                        AUGUST 31, 1997

General Purpose........................................      27.2%
Higher Education.......................................      15.2%
Industrial Revenue.....................................      10.8%
Public Building........................................       8.9%
Water & Sewer..........................................       6.3%

*As a Percentage of Long-Term Investments

OUTLOOK

    We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. However, our long-term interest rate outlook remains bullish.
    We believe the Trust is positioned to perform well and do not anticipate making major changes to the structure of the portfolio. Our portfolio management team continues to seek a balance between the Trust's total return and its dividend income, as well as add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We encourage investors to take this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.
    Once again, we appreciate your continued confidence in your Van Kampen American Capital investments and the team who manages your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1997

          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VNM)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............    3.94%
One-year total return based on NAV(2)......................   10.62%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price(3)..    5.77%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.71%

 SHARE VALUATIONS

Net asset value............................................  $ 16.83
Closing common stock price.................................  $16.125
One-year high common stock price (11/07/96)................  $16.750
One-year low common stock price (04/18/97).................  $15.250
Preferred share rate(5)....................................    3.52%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.6% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                   Coupon    Maturity      Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          NEW YORK  90.9%
$ 2,000   Erie Cnty, NY Ser B (FGIC Insd)..............   5.625%   06/15/20      $  2,018,560
  3,000   Grand Cent Dist Mgmt Assn Inc NY Business
          Impt Dist Cap Impt (Prerefunded
          @ 01/01/02)..................................   6.500    01/01/22         3,298,950
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
          Burrows Paper Corp Recycling.................   8.000    01/01/09         2,517,050
  4,000   Monroe Cnty, NY Arpt Auth Rev Greater
          Rochester Intl (MBIA Insd)...................   7.250    01/01/09         4,300,560
  1,400   Monroe Cnty, NY Indl Dev Agy Rev Pub Impt
          Canal Ponds Park Ser A.......................   7.000    06/15/13         1,522,668
    128   Municipal Assist Corp Troy NY Cap Apprec Ser
          C (MBIA Insd)................................       *    07/15/21            33,481
    195   Municipal Assist Corp Troy NY Cap Apprec Ser
          C (MBIA Insd)................................       *    01/15/22            49,291
  2,000   Nassau Cnty, NY Genl Impt Ser Q (FGIC
          Insd)........................................   5.200    08/01/13         1,985,380
  1,000   New York City Indl Dev Agy Spl Fac Rev 1990
          AMR/American Airls Inc.......................   7.750    07/01/19         1,052,780
  1,000   New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj.................   6.000    01/01/15         1,039,090
  5,000   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser F (AMBAC Insd).......................   5.500    06/15/12         5,076,150
    170   New York City Ser A..........................   7.750    08/15/06           189,157
  2,670   New York City Ser A (Prerefunded @
          08/15/01)....................................   7.750    08/15/06         3,038,620
 10,000   New York City Ser B (Embedded Cap) (a).......   6.600    10/01/16        10,641,900
    425   New York City Ser C Subser C1................   7.500    08/01/20           479,205
  4,575   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)....................................   7.500    08/01/20         5,257,224
  2,750   New York City Ser D..........................   6.500    02/15/06         3,010,645
    240   New York City Ser F..........................   8.250    11/15/16           274,450
  2,760   New York City Ser F (Prerefunded @
          11/15/01)....................................   8.250    11/15/16         3,212,143
  2,500   New York St Dorm Auth Rev City Univ Sys 3rd
          Genl Res Ser 2...............................   6.000    07/01/20         2,594,625
  1,625   New York St Dorm Auth Rev City Univ Sys Cons
          Ser A........................................   5.625    07/01/16         1,660,019
  2,000   New York St Dorm Auth Rev City Univ Sys Cons
          Ser A (Prerefunded @ 07/01/00)...............   7.625    07/01/20         2,218,320
  2,075   New York St Dorm Auth Rev Genessee Valley Ser
          B (FHA Gtd)..................................   6.900    02/01/32         2,248,304
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)........................................       *    07/01/06           656,970
    905   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)........................................       *    07/01/07           564,240
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)........................................       *    07/01/08           587,990
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)........................................       *    07/01/09           550,260
  1,000   New York St Dorm Auth Rev NY Pub Lib (MBIA
          Insd)........................................       *    07/01/10           519,920
  1,500   New York St Dorm Auth Rev St Univ Edl Fac....   5.750    05/15/10         1,549,545
  3,500   New York St Dorm Auth Rev St Univ Edl Fac....   5.500    05/15/26         3,401,335
  2,000   New York St Dorm Auth Rev Upstate Cmnty
          Colleges Ser B (Prerefunded @ 07/01/01)......   7.375    07/01/11         2,243,640

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                   Coupon    Maturity      Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,000   New York St Dorm Auth Rev Upstate Cmnty
          Colleges Ser B (Prerefunded @ 07/01/01)......   7.200%   07/01/21      $  2,231,400
  1,725   New York St Dorm Auth Revs Dept Hlth Vets
          Home.........................................   5.500    07/01/11         1,735,298
  3,500   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj (MBIA Insd)...   6.000    03/15/28         3,589,390
  1,110   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj Ser A (MBIA
          Insd)........................................   7.500    01/01/26         1,189,520
  1,750   New York St Energy Resh & Dev Auth Elec Fac
          Rev Cons Edison Co NY Inc Proj Ser A (MBIA
          Insd)........................................   6.750    01/15/27         1,869,245
  3,000   New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser C (MBIA Insd).....   5.600    06/01/25         2,962,260
  4,000   New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev Niagara Mohawk Pwr Rfdg (FGIC
          Insd)........................................   6.625    10/01/13         4,369,720
  2,000   New York St Environmental Fac Corp Solid
          Waste Disp Rev Occidental Petroleum Corp
          Proj.........................................   6.100    11/01/30         2,038,800
  3,215   New York St Environmental Fac Corp St Wtr
          Pollutn Ctl Rev Ser E........................   6.600    06/15/09         3,617,679
  2,180   New York St Hsg Fin Agy Rev Newburgh
          Interfaith Hsg Ser A.........................   7.050    11/01/12         2,302,996
  1,500   New York St Loc Govt Assistance Corp Ser D
          (Prerefunded @ 04/01/02).....................   7.000    04/01/18         1,686,630
     65   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C..........................   7.300    02/15/21            71,949
    685   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C (Prerefunded @
          08/15/01)....................................   7.300    02/15/21           770,810
    750   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser D..........................   7.400    02/15/18           838,950
  1,700   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser D (Prerefunded @
          02/15/02)....................................   7.400    02/15/18         1,926,950
  2,000   New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Ser A Rfdg (FHA Gtd).......   5.375    02/15/25         1,937,220
  1,000   New York St Muni Bond Bk Agy Spl Pgm Rev
          Buffalo Ser A................................   6.875    03/15/06         1,080,800
  3,000   New York St Muni Bond Bk Agy Spl Pgm Rev
          Rochester Ser A..............................   6.750    03/15/11         3,258,720
  2,000   New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg.................................   5.625    01/01/07         2,067,160
  5,000   New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 3 (Prerefunded @ 01/01/02).......   7.000    01/01/21         5,596,100
  1,500   New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser 4................................   5.375    01/01/23         1,434,945
  1,115   New York St Urban Dev Corp Rev Proj Pine
          Barrens......................................   5.375    04/01/17         1,082,743

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                   Coupon    Maturity      Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,500   Port Auth NY & NJ Cons Ser 77................   6.250%   01/15/27      $  2,616,400
  1,000   Port Auth NY & NJ Delta Airls Inc Proj Ser
          1R...........................................   6.950    06/01/08         1,087,350
  2,500   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd).............   6.000    12/01/07         2,718,350
  2,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd).............   5.750    12/01/25         2,026,080
  1,000   United Nations Dev Corp NY Rev Rfdg Sub Lien
          Ser C........................................   5.500    07/01/17           996,330
  1,930   Yonkers, NY Ser A (FGIC Insd)................   6.500    02/15/07         2,110,301
    400   Yonkers, NY Ser A (FGIC Insd)................   6.500    02/15/12           435,504
                                                                                 ------------
                                                                                  127,442,072
                                                                                 ------------
          GUAM  3.0%
  2,000   Guam Arpt Auth Rev Ser B.....................   6.400    10/01/05         2,129,560
  1,000   Guam Arpt Auth Rev Ser B.....................   6.700    10/01/23         1,069,250
  1,000   Guam Pwr Auth Rev Ser A......................   6.625    10/01/14         1,078,860
                                                                                 ------------
                                                                                    4,277,670
                                                                                 ------------
          PUERTO RICO  3.0%
    943   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn........................................   6.850    10/17/03           978,347
  3,154   Puerto Rico Comwlth Dept of Hlth Lease Purch
          Ctfs.........................................   7.250    04/07/01         3,163,220
                                                                                 ------------
                                                                                    4,141,567
                                                                                 ------------
          U.S. VIRGIN ISLANDS  1.6%
  2,000   Virgin Islands Pub Fin Auth Rev Matching Fd
          Ln Nts Ser A Rfdg............................   7.250    10/01/18         2,226,200
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  98.5%
  (Cost $126,813,488)......................................................       138,087,509
TOTAL SHORT-TERM INVESTMENTS  0.2%
  (Cost $300,000)..........................................................           300,000
                                                                                 ------------
TOTAL INVESTMENTS
  (Cost $127,113,488)......................................................       138,387,509
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%................................         1,803,317
                                                                                 ------------
NET ASSETS  100.0%.........................................................      $140,190,826
                                                                                 ============

 * Zero coupon bond

(a) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $127,113,488).......................    $138,387,509
Interest Receivable.........................................       2,049,351
Cash........................................................         152,836
Other.......................................................             983
                                                                ------------
    Total Assets............................................     140,590,679
                                                                ------------
LIABILITIES:
Payables:
  Income Distributions - Common and Preferred Shares........         107,419
  Investment Advisory Fee...................................          83,593
  Administrative Fee........................................          23,884
  Affiliates................................................           5,966
Accrued Expenses............................................         108,146
Deferred Compensation and Retirement Plans..................          70,845
                                                                ------------
    Total Liabilities.......................................         399,853
                                                                ------------
NET ASSETS..................................................    $140,190,826
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 900 issued with liquidation preference of $50,000
  per share)................................................    $ 45,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 5,655,638 shares issued and
  outstanding)..............................................          56,556
Paid in Surplus.............................................      83,580,007
Net Unrealized Appreciation.................................      11,274,021
Accumulated Undistributed Net Investment Income.............         322,848
Accumulated Net Realized Loss...............................         (42,606)
                                                                ------------
    Net Assets Applicable to Common Shares..................      95,190,826
                                                                ------------
NET ASSETS..................................................    $140,190,826
                                                                ============
NET ASSET VALUE PER COMMON SHARE
  ($95,190,826 divided by 5,655,638 shares outstanding).....    $      16.83
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 8,508,224
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        967,857
Administrative Fee..........................................        276,531
Preferred Share Maintenance.................................        122,109
Trustees Fees and Expenses..................................         27,301
Custody.....................................................          8,835
Legal.......................................................          8,375
Amortization of Organizational Costs........................            428
Other.......................................................        156,227
                                                                -----------
    Total Expenses..........................................      1,567,663
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 6,940,561
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $    55,284
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      7,215,811
  End of the Period.........................................     11,274,021
                                                                -----------
Net Unrealized Appreciation During the Period...............      4,058,210
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 4,113,494
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $11,054,055
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended          Year Ended
                                                          August 31, 1997     August 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................       $  6,940,561       $  7,026,896
Net Realized Gain......................................             55,284            266,232
Net Unrealized Appreciation/Depreciation During the
  Period...............................................          4,058,210         (1,542,531)
                                                              ------------       ------------
Change in Net Assets from Operations...................         11,054,055          5,750,597
                                                              ------------       ------------
Distributions from Net Investment Income:
  Common Shares........................................         (5,597,679)        (5,925,408)
  Preferred Shares.....................................         (1,597,711)        (1,633,939)
                                                              ------------       ------------
                                                                (7,195,390)        (7,559,347)
                                                              ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....          3,858,665         (1,808,750)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment.........................................            132,181             66,182
                                                              ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................          3,990,846         (1,742,568)
NET ASSETS:
Beginning of the Period................................        136,199,980        137,942,548
                                                              ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $322,848 and $577,677,
  respectively)........................................       $140,190,826       $136,199,980
                                                              ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                      September 27,
                                                                                           1991
                                                                                      (Commencement
                                                                                      of Investment
                                                 Year Ended August 31                 Operations) to
                                    -----------------------------------------------     August 31,
                                     1997      1996      1995      1994      1993          1992
----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a).....  $16.148   $16.469   $16.633   $17.958   $16.303          $14.777
                                    -------   -------   -------   -------   -------          -------
  Net Investment Income...........    1.227     1.245     1.243     1.302     1.307            1.068
  Net Realized and Unrealized
    Gain/Loss.....................     .728    (.226)      .168    (1.163)    1.640            1.400
                                    -------   -------   -------   -------   -------          -------
Total from Investment
  Operations......................    1.955     1.019     1.411      .139     2.947            2.468
                                    -------   -------   -------   -------   -------          -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common Shareholders...     .990     1.050     1.050     1.050     1.007             .743
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......     .282      .290      .267      .211      .195             .199
  Distributions from and in Excess
    of Net Realized Gain:
    Paid to Common Shareholders...      -0-       -0-      .216      .177      .071              -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders......      -0-       -0-      .042      .026      .019              -0-
                                    -------   -------   -------   -------   -------          -------
Total Distributions...............    1.272     1.340     1.575     1.464     1.292             .942
                                    -------   -------   -------   -------   -------          -------
Net Asset Value, End of the
  Period..........................  $16.831   $16.148   $16.469   $16.633   $17.958          $16.303
                                    =======   =======   =======   =======   =======          =======
Market Price Per Share at End of
  the Period......................  $16.125   $16.500   $15.500   $15.375   $17.250          $15.625
Total Investment Return at
  Market Price (b)................    3.94%    13.62%     9.73%    (4.08%)   17.94%            9.39%*
Total Return at Net Asset Value
  (c).............................   10.62%     4.45%     7.29%     (.67%)   17.42%           14.00%*
Net Assets at End of the Period
  (In millions)...................   $140.2    $136.2    $137.9    $138.9    $146.3           $137.0
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares..........................    1.68%     1.74%     1.76%     1.66%     1.66%            1.67%
Ratio of Expenses to Average Net
  Assets..........................    1.13%     1.18%     1.17%     1.14%     1.13%            1.17%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)...............    5.73%     5.77%     6.08%     6.31%     6.58%            6.27%
Portfolio Turnover................      17%       23%       50%       21%       25%              65%*

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.223 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New York Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of New York municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60-month period ending September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $42,606. This amount will expire on August 31, 2004.
    At August 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $127,113,488, the aggregate gross unrealized appreciation is $11,274,040 and the aggregate gross unrealized depreciation is $19, resulting in net unrealized appreciation on investments of $11,274,021.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
    For the year ended August 31, 1997, 100.0% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and

                                August 31, 1997
--------------------------------------------------------------------------------

reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $7,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $59,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 1997 and August 31, 1996, common share paid in surplus aggregated $83,580,007 and $83,447,906, respectively.

    Transactions in common shares were as follows:

                                                  YEAR ENDED         YEAR ENDED
                                             AUGUST 31, 1997    AUGUST 31, 1996
-------------------------------------------------------------------------------
Beginning Shares.........................          5,647,596          5,643,496
Shares Issued Through Dividend
  Reinvestment...........................              8,042              4,100
                                                   ---------          ---------
Ending Shares............................          5,655,638          5,647,596
                                                   =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $22,528,511 and $25,325,238, respectively.

5. PREFERRED SHARES

The Trust has outstanding 900 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in

                                August 31, 1997
--------------------------------------------------------------------------------

effect on August 31, 1997, was 3.520%. During the year ended August 31, 1997, the rates ranged from 3.350% to 3.900%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital New York Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New York Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New York Quality Municipal Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 11, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL NEW YORK QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 3,492,197 shares voted for the proposal, 49,820 shares voted against, 73,594 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust, 392 shares voted in his favor and 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust, 3,564,067 shares voted in his favor and 51,152 shares withheld. The other trustees of the Fund whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo Sonnenschein, David C. Arch and Howard J Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 3,557,676 shares voted in favor of the proposal, 12,058 shares voted against, 45,877 shares abstained and 0 shares represented broker non-votes.